UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Otis Worldwide Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

OTIS WORLDWIDE CORPORATION 1 CARRIER PLACE FARMINGTON, CT 06032 USA	Your Vote Counts! OTIS WORLDWIDE CORPORATION 2022 Annual Meeting of Shareholders Vote by May 18, 2022 11:59 PM Eastern time

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You invested in OTIS WORLDWIDE CORPORATION, and now it's time to vote!
You have the right to vote on proposals being presented at the 2022 Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy material for the 2022 Annual Meeting of Shareholders to be held on May 19, 2022.

Be informed before you vote
View the Notice of the 2022 Annual Meeting of Shareholders and Proxy Statement and the 2021 Annual Report online OR you can receive a free paper copy of voting material(s) by requesting them prior to May 5, 2022. If you would like to request a copy of the voting material(s), you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

For complete information and to vote before the meeting, visit www.proxyvote.com
Control #

Smartphone users Point your camera here and vote before the meeting without entering a control number	Vote virtually at the meeting* May 19, 2022 9:00 AM Eastern time
www.virtualshareholdermeeting.com/OTIS2022

*	Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.proxyvote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming 2022 Annual Meeting of Shareholders. Please follow
the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
	1a. Jeffrey H. Black	For
	1b. Kathy Hopinkah Hannan	For
	1c. Shailesh G. Jejurikar	For
	1d. Christopher J. Kearney	For
	1e. Judith F. Marks	For
	1f. Harold W. McGraw III	For
	1g. Margaret M. V. Preston	For
	1h. Shelley Stewart, Jr.	For
	1i. John H. Walker	For
2.	Advisory Vote to Approve Executive Compensation	For
3.	Appoint PricewaterhouseCoopers LLP to Serve as Independent Auditor for 2022	For
4.	Shareholder Proposal to eliminate the one-year ownership requirement to call a special shareholders meeting, if properly presented	Against

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